                                                                  EXHIBIT 4.1

                                  S A M P L E
                                  -----------


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           ADVANCED BIOTHERAPY, INC.
                        TOTAL AUTHORIZED ISSUABLE SHARES

100,000,000 SHARES PAR VALUE $0.001 EACH    20,000,000 SHARES PAR VALUE $0.001 EACH
             COMMON STOCK                               PREFERRED STOCK


THIS CERTIFIES THAT                                          IS THE
                    ----------------------------------------

registered holder of                                         shares
                    ----------------------------------------

                                 ADVANCED BIOTHERAPY, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

WITNESS the Facsimile Seal of the Corporation and the Facsimile Signatures of its duly authorized officers.

Dated:
       -------------------

                                     [SEAL]

/s/                                                /s/
     ----------------------                             -----------------------


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
             TRANSFER AGENT AND REGISTRAR

BY:
    ------------------------------------
                    AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common
  TEN ENT  - as tenants by the entireties            UNIF GIFT MIN ACT - _____________ Custodian _____________
  JT TEN   - as joint tenants with right                                     (Cust)                 (Minor)
             of survivorship and not as              under Uniform Gifts to Minors Act _______________________
             tenants in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR value received, ____________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------

 --------------------------------------

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________
             In presence of






___________________________________        ___________________________________